EXHIBIT 32.1

CERTIFICATION OF FRANK A. MOODY II, CHAIRMAN, CHIEF EXECUTIVE
OFFICER AND PRESIDENT, PURSUANT TO
TO 18 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In Connection with the Annual Report of WatchIt Technologies, Inc. on Form 10-KSB for the fiscal year ended September 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Frank A. Moody II Chief Executive Officer and President of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 17, 2007

By:	/s/ FRANK A. MOODY II
Frank A. Moody II, Chairman, President, Chief Executive Officer

A signed original of this written statement has been provided to WatchIt Technologies, Inc. and will be retained by WatchIt Technologies, Inc and furnished to the Securities and Exchange Commission or its staff upon request.